  UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C. 20549

  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-08128

Name of Fund:	W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:	527 Madison Avenue
New York, New York 10022

Name and address of agent for service:	W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York 10022
Attention: Seth L. Pearlstein

Registrant’s telephone number, including area code:  (212) 750-8585

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2008

Item 1 – REPORT TO SHAREHOLDERS

W.P. STEWART & CO. GROWTH FUND, INC.

Annual Report

December 31, 2008

W.P. Stewart & Co. Growth Fund, Inc.
Annual Report to Shareholders as of December 31, 2008

Management Comments

Review of the Year

The Fund’s net asset value per share closed on December 31, 2008 at $108.62 after giving effect to a distribution of $7.21 per share. This represents a total investment return of -31.06% for 2008 compared to a total return of -37.00% for the S&P 500 Index over the same period. Complete performance information, including average annual total returns, can be found on page 1 of this report.

We entered 2008 anticipating that the companies in the Fund’s portfolio would deliver strong earnings growth despite our expectation of a slowing US and global economy.  Our 30-year experience owning what we consider to be industry-leading companies with sustainable competitive advantages and exceptional management teams gave us confidence in this forecast.  The actual earnings growth delivered by the Fund’s portfolio companies will most likely end up reasonably close to our expectation with the “look through” earnings per share anticipated to grow by about 11% in 2008.  In contrast, a similar measure of earnings for the companies in the S&P 500, operating earnings, is expected to show a decline of more than 20% in 2008.  We therefore believe our focus on high quality businesses proved quite valuable in 2008 and led to the Fund’s significant outperformance relative to the S&P 500 Index.  That said, performance on an absolute basis was disappointing as the portfolio’s price/earnings ratio declined from a historically low 17.7 to 14.7 times forward twelve month projected earnings.  Clearly, the severe financial crisis and emerging global recession have weighed heavily on equity valuations and, quality considered, this is the lowest valuation we have seen for this type of portfolio since the firm was started over 30 years ago.

Long-term View

In the current period of tremendous macroeconomic uncertainty, we continue to derive our conviction based on the companies owned in the Fund’s portfolio.  Government officials in the U.S. and around the world are working diligently to address the severity of the current financial crisis, but predicting the turning point in either financial markets or national economies remains enormously challenging.  However, understanding how the businesses held in the Fund’s portfolio will manage through these difficult times is much more straightforward.  While these companies will no doubt be impacted by the current severe economic conditions, we believe each and every one of them will not only survive this downturn, but emerge as a stronger company and in many cases, one with fewer and weaker competitors.  Having this conviction makes us optimistic about the prospects for the portfolio and keeps us fully invested in the market, especially given today’s historically low valuations.

The current consensus prediction of economists is for the U.S. recession to continue through the first half of 2009 and for a modest economic recovery in the back half of the year.  In contrast to recent recessions, however, most economists expect a sustained period of lower growth as the U.S. and global economies work off the excesses leading to, and consequences of, the current financial crisis.  Based on our study of these forecasts and conversations with company managements, this outlook appears reasonable, though diligent efforts will be needed to stave off a bleaker outcome.

Given this economic backdrop, 2009 is likely to be a particularly poor year for corporate profits and S&P 500 operating earnings may decline another 10-20%.  However, we expect earnings from the companies in the Fund’s portfolio to hold up much better, given the exceptional quality of the businesses owned.  In such a challenging period, it is difficult to remain optimistic about equity returns,

W.P. Stewart & Co. Growth Fund, Inc.
Annual Report to Shareholders as of December 31, 2008

Management Comments (Continued)

but history has shown the best future returns begin when pessimism abounds and past returns have been exceptionally poor.  On that front, we recently came across an encouraging chart demonstrating that the 10-year moving average of nominal returns for U.S. Large Capitalization stocks over the past 180 years has consistently bottomed around 2.5%, almost exactly where it sits today (see below).  If this proves true in 2009, investors should witness the end of a vicious bear market and the beginning of a period of sustained improvement in equity returns.

Sources: (1825-1925) “A NEW HISTORICAL DATABASE FOR THE NYSE 1815 TO 1925: PERFORMANCE AND PREDICTABILITY” William N. Goetzman, Roger G. Ibbotson, Liang Peng Yale School of Management. This paper can be downloaded without charge from the Social Science Research Network Electronic Paper Collection: July 14, 2000. (1926-1987) “IBBOTSON SBBI 2008 Classic Yearbook: Market Results for Stocks, Bonds, Bills and Inflation 1926-2007” Appendix A: Monthly and Annual Returns on Basic Series (Table A-1: Large Company Stocks: Total Returns), Ibbotson Associates, Morningstar, Inc., Chicago, IL, 2008. (1988-2008) S&P 500 Index Total Return, Standard and Poors website.

John C. Mahler, Jr.
President and Portfolio Manager
New York, NY
January 2009

Note: The views expressed above reflect those of the Portfolio Manager only through the end of the period stated above.  The Portfolio Manager’s views are subject to change at any time based on market and other conditions.  These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice.  Past performance is no guarantee of future results.

W.P. Stewart & Co. Growth Fund, Inc.
Comparison of a Hypothetical $50,000 Investment
W.P. Stewart & Co. Growth Fund vs. S&P 500 Index*

*For the period from February 28, 1994 (commencement of investment operations) through December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2008)

	One Year	Five Year	Ten Year	Return Since Inception*

W.P. Stewart & Co. Growth Fund, Inc.**	-31.06%	-1.77%	-1.90%	5.81%
S&P 500 Index***	-37.00%	-2.19%	-1.38%	6.48%

*	Inception Date of Fund: February 28, 1994
**	Total Fund Operating Expenses (for the year ended December 31, 2008): 2.19%
Please refer to page 9 for additional expense ratio information
***	The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period.  The S&P 500 Index returns assume no transaction costs.  The return figures above represent past performance which is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, and therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.  The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.  To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

W.P. Stewart & Co. Growth Fund, Inc.
Understanding Your Fund’s Expenses
December 31, 2008

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses.  As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management and administrative services, among others.  Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of that fund.

A fund’s expenses are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The following example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period.  Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, which if they were included, would increase your costs.  Your Fund does not charge a purchase fee nor does it carry a “sales load”; however, it does charge a redemption fee. Costs are described in more detail in the Fund’s prospectus.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	07/01/08	12/31/08	07/01/08-12/31/08

Actual	$1,000.00	$ 795.60	$ 9.69
Hypothetical (5% return before expenses)	$1,000.00	$1,014.34	$10.87

*  Expenses are equal to the Fund’s annualized expense ratio of 2.15% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

W.P. Stewart & Co. Growth Fund, Inc.
Fund Profile
December 31, 2008

The information below gives you a snapshot of the Fund at the end of the reporting period.
The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund's Net Assets

*  For reporting purposes, industry classifications are combined in this Portfolio Sectors chart.
   For industry classifications, please see the Schedule of Investments starting on page 4.

Top Ten Stocks as of December 31, 2008
% of Fund's Net Assets

Automatic Data Processing, Inc.	8.0%
MasterCard, Inc.	6.9%
Qualcomm Inc.	6.7%
Procter & Gamble Company	6.7%
PepsiCo, Inc.	6.5%
Becton, Dickinson & Company	6.2%
Fastenal Company	5.6%
Staples, Inc.	4.7%
Polo Ralph Lauren Corporation	4.7%
United Technologies Corporation	4.7%

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments
December 31, 2008

Name of Issuer and Title of Issue	Shares	Fair Value

COMMON STOCKS - 97.4%

Aerospace/Defense Equipment - 4.7%
United Technologies Corporation	25,100	$1,345,360

Business Services - 3.0%
MSCI, Inc. (a)	49,000	870,240

Commercial Services - 6.9%
MasterCard, Inc.	13,900	1,986,727

Consumer Products - 6.6%
Procter & Gamble Company	30,900	1,910,238

Data Processing/Management - 12.5%
Automatic Data Processing, Inc.	58,300	2,293,522
Paychex, Inc.	48,900	1,285,092
		3,578,614
Distribution/Wholesale - 5.6%
Fastenal Company	46,100	1,606,585

Drug Stores - 0.9%
Walgreen Company	10,000	246,700

Drugs & Health Care - 10.3%
Becton, Dickinson & Company	25,900	1,771,301
Henry Schein, Inc. (a)	24,000	880,560
Stryker Corporation	5,800	231,710
Wyeth	2,000	75,020
		2,958,591
Finance & Banking - 4.3%
Charles Schwab Corporation	76,500	1,237,005

Food & Beverages - 7.4%
Kellogg Company	6,000	263,100
PepsiCo, Inc.	33,900	1,856,703
		2,119,803
Industrial Gases - 2.0%
Praxair, Inc.	9,800	581,728

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments (Continued)
December 31, 2008

Name of Issuer and Title of Issue	Shares	Fair Value
COMMON STOCKS - (Continued)

Multimedia - 5.3%
The McGraw-Hill Companies, Inc.	46,100	$1,069,059
The Walt Disney Company	19,500	442,455
		1,511,514
Restaurants - 4.0%
Chipotle Mexican Grill Inc., Class B (a)	20,200	1,157,258

Retail - 13.9%
Polo Ralph Lauren Corporation	29,900	1,357,759
Staples, Inc.	76,000	1,361,920
Target Corporation	37,000	1,277,610
		3,997,289
Software - 3.3%
Adobe Systems, Inc. (a)	44,000	936,760

Wireless Communications - 6.7%
Qualcomm Inc.	54,100	1,938,403

TOTAL COMMON STOCKS - (Cost $36,440,678)		27,982,815

SHORT TERM INVESTMENTS - 2.9%

Repurchase Agreement - 2.9%	Principal Amount
Agreement with State Street Corporation, 0.01%, dated 12/31/2008, to be repurchased at $822,000 on 01/02/2009, collateralized by $840,000 U.S. Treasury Bond, 0.26% maturing 07/02/2009 (value $838,908)	822,000	822,000

TOTAL SHORT TERM INVESTMENTS - (Cost $822,000)		822,000

Total Investments - (Cost $37,262,678) - 100.3%		28,804,815
Liabilities in Excess of Other Assets - (0.3)%		(81,264)
Net Assets - 100.0%		$28,723,551

(a)	No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Assets and Liabilities
December 31, 2008

Assets:
Investments in securities, at fair value (cost $36,440,678)	$27,982,815
Repurchase Agreement, at fair value (cost $822,000)	822,000
Cash	957
Receivable for investments sold	79,208
Dividends receivable	63,816
Receivable for Fund shares sold	97
Other assets	25,865
Total Assets	28,974,758

Liabilities:
Payable for Fund shares purchased	23,353
Advisory fee payable	75,214
Accrued expenses and other payables	152,640
Total Liabilities	251,207
Net Assets	$28,723,551

Net assets consist of:
Capital stock ($0.001 par value; 100,000,000 shares
authorized, 264,446 shares issued and outstanding)	$264
Capital paid in excess of par	38,950,316
Accumulated realized loss on investments - net	(1,769,166)
Unrealized depreciation on investments - net	(8,457,863)
Net Assets	$28,723,551

Net asset value per share*	$108.62

* Redemption price per share for shares held less than 60 days is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Operations
Year Ended December 31, 2008

Investment Income:
Dividends	$741,128
Interest and other	6,732
Total investment income	747,860

Expenses:
Investment advisory fees	436,338
Legal fees	150,579
Audit fees	69,999
Administration fees	69,257
Directors fees	56,250
Custodian fees	54,242
Transfer agent fees	39,370
Insurance fees	28,071
Registration fees	21,699
Printing fees	21,297
Miscellaneous fees	9,435
Total expenses	956,537

Net investment loss	(208,677)

Realized and Unrealized Gain/(Loss) from Investments:
Net realized loss from investments	(1,738,662)
Net change in unrealized appreciation/(depreciation) on investments	(12,890,163)
Net realized and unrealized loss from investments	(14,628,825)

Net Decrease in Net Assets Resulting from Operations	$(14,837,502)

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	2008	2007
Increase/(Decrease) in Net Assets from Operations:
Net investment loss	$(208,677)	$(284,217)
Net realized (loss)/gain from investments	(1,738,662)	9,361,793
Net change in unrealized appreciation/(depreciation) on investments	(12,890,163)	(8,448,993)
Net (decrease)/increase in net assets resulting from operations	(14,837,502)	628,583

Distributions to Shareholders from:
Net realized gain from investments	(1,980,483)	(8,863,420)

Fund Share Transactions:
Proceeds from shares sold	807,793	3,297,316
Shares issued to shareholders
in reinvestment of distributions	1,956,341	8,732,176
Cost of redemptions	(15,696,105)	(40,335,882)*
Net (decrease) in net assets from Fund
share transactions	(12,931,971)	(28,306,390)
Net (Decrease) in Net Assets	(29,749,956)	(36,541,227)

Net Assets:
Beginning of year	58,473,507	95,014,734
End of year	$28,723,551	$58,473,507

Undistributed net investment income/(loss), end of year	$0	$0

* Net of $584 of redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights

	2008	2007	2006
Income/(Loss) from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of year	$165.31	$190.35	$192.59
Net investment loss	(0.79)	(0.80)	(1.24)
Net realized and unrealized (loss)/gain
from investments	(48.69)	1.25	13.94
Net (decrease)/increase from investment
operations	(49.48)	0.45	12.70
Redemption fees	0.00	0.00 (a)	0.00
Distributions to shareholders from net
realized gains on investments	(7.21)	(25.49)	(14.94)
Net asset value, end of year	$108.62	$165.31	$190.35

Total Investment Return (b)	(31.06)%	(0.03)%	6.85%

Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.19%	1.97%	1.89%
Ratio of total expenses to average net assets, including expenses paid or reimbursed by the Adviser	2.19%	2.37%	2.43%
Ratio of net investment loss to average net assets	(0.48)%	(0.35)%	(0.64)%
Portfolio turnover	46%	34%	44%
Net assets, end of year (in thousands)	$28,724	$58,474	$95,015

(a)	This amount represents less than $0.01 per share.

(b)
Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights (Continued)

	2005	2004
Income from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of year	$196.70	$175.37
Net investment loss	(1.65)	(1.00)
Net realized and unrealized gain
from investments	12.72	31.93
Net increase from investment
operations	11.07	30.93
Redemption fees	0.00	0.00
Distributions to shareholders from net
realized gains on investments	(15.18)	(9.60)
Net asset value, end of year	$192.59	$196.70

Total Investment Return (a)	5.49%	17.73%

Ratios and Supplemental Data:
Ratio of net expenses to average
net assets	1.88%	1.93%
Ratio of total expenses to average
net assets, including expenses paid
or reimbursed by the Adviser	2.24%	2.30%
Ratio of net investment loss to average net assets	(0.94)%	(0.54)%
Portfolio turnover	49%	60%
Net assets, end of year (in thousands)	$100,272	$84,017

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements
December 31, 2008

1.  Organization and Fund Description
W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the “Act”).  It was incorporated under the laws of the State of Maryland in September 1993.  The Fund’s investment objective is to earn capital gains for shareholders.  The Fund invests primarily in common stocks listed on the New York Stock Exchange.  W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser.  W.P. Stewart & Co., Inc. assumed this responsibility from an affiliate in July, 1998.  The change did not involve any change in actual control or management of the investment adviser to the Fund.  W.P. Stewart & Co., Inc. and its predecessor are together referred to as the “Adviser.”  Shares of the Fund are available for subscription by eligible investors.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Investment Valuation:  The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a “Business Day”).

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price.  In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund’s Valuation Committee (see note 3 for additional information).

Investment Transactions:  The Fund records all securities transactions on a trade date basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.  Realized gains and losses on sales of securities are determined on the basis of identified cost.

Repurchase Agreements:  A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price.  The total amount received by the Fund on repurchase is calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest.  Repurchase agreements are fully collateralized at all times.  It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement.  If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2008

Income Taxes:  The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no Federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns.  Management has evaluated the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

Dividends and Distributions to Shareholders:  The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually.  Distributions are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Reclassification of Components of Net Assets:  At December 31, 2008, the Fund reclassified certain components of net assets.  The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year’s net operating losses of $208,677. The reclassification resulted in an increase to undistributed net investment income of $208,677, and a decrease to paid in capital of $208,677.  Net assets were not affected by the change.

3.  Fair Value Measurements
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) effective January 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$27,982,815
Level 2 - Other Significant Obervable Inputs	822,000
Level 3 - Significant Unobservable Inputs	-
Total	$28,804,815

The adoption of FAS 157 did not have an impact on the Fund’s financial position or results of operations.

4.  Distributions to Shareholders
For the years ended December 31, 2008 and 2007, the Fund paid distributions of $1,980,483 and $8,863,420, which represented $7.213307 and $25.493607 per share, respectively.

The tax character of distributions paid was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$270,351	$0
Long term capital gain	1,710,132	8,863,420
	1,980,483	8,863,420
Return of Capital	0	0
	$1,980,483	$8,863,420

As of December 31, 2008, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

Unrealized depreciation	$(8,606,485)
Loss deferrals and carry forwards	(1,620,544)
$(10,227,029)

As of December 31, 2008, unrealized appreciation and depreciation for Federal income tax purposes was $163,052 and $8,769,538, respectively.  The aggregate cost of investments at December 31, 2008 for Federal income tax purposes was $37,411,301.  The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.  At December 31, 2008, the Fund had capital loss carryforwards in the amount of $809,613, available to offset possible future capital gains before the expiration date of December 31, 2016.  For tax purposes, net realized capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

5.  Related Party Agreements and Other Transactions with Affiliates
Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.0% (1.5% through December 31, 2007) of the Fund’s average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including execution-related costs, custodial fees, interest on borrowings and administrative fees.  Through December 31, 2008, the Adviser voluntarily

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2008

agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses did not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement was not required by the Investment Advisory Services Agreement.  In 2007, in addition to this arrangement, the Adviser voluntarily reimbursed or paid certain expenses of the Fund, including audit and legal fees.  Effective January 1, 2008, the Adviser ceased its voluntary reimbursement of certain legal and audit expenses of the Fund.

Effective January 1, 2009, the Adviser agreed to pay or reimburse the Fund for all operating expenses of the Fund so that the ratio of net expenses to average net assets does not exceed 1.49% on an annualized basis.  The agreement is for a one year term but may be extended.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) in connection with the promotion and distribution of the Fund’s shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the year ended December 31, 2008, these fees and expenses paid or accrued by the Adviser amounted to $12,856.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund.  For the year ended December 31, 2008, the Adviser’s affiliate earned $0 in commissions as broker on trades of portfolio securities.  In addition, $4,593 was paid by the Fund to the affiliate for execution-related services provided and charged by unrelated third parties.

Each of the directors who is not an “interested person” of the Fund or the Adviser as defined under the Investment Company Act of 1940 (the “Independent Directors”) is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends.  The Chairman of the Audit Committee and the Lead Independent Director receive an additional $1,875 per annum.  For the year ended December 31, 2008, the Fund has paid a total of $56,250 to the Independent Directors for their services.

6.  Administration Agreement
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the “Administrator”) dated January 11, 1994.  Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund’s net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

7.  Line of Credit
On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the “Facility”) from State Street Bank and Trust Company (the “Bank”) pursuant to which it can borrow up to the lesser of (a) $5 million or (b) 10% of the Fund’s net assets.  On April 22, 2008, this Facility was extended to April 21, 2009.  This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares.  Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank’s overnight federal funds rate plus 0.50% per annum.  The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility.  During the year ended December 31, 2008, the Fund did not borrow under the Facility.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2008

8.  Investment Transactions
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2008, were $19,924,145 and $33,798,820, respectively.

9.  Fund Share Transactions
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock.  For the years ended December 31, 2008 and 2007, transactions in shares were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007

	Shares	Amount	Shares	Amount

Sold	5,646	$807,793	17,192	$3,297,316

Reinvested	13,357	1,956,341	50,589	8,732,176

Redeemed	(108,284)	(15,696,105)	(213,223)	(40,335,882)

Net decrease	(89,281)	$(12,931,971)	(145,442)	$(28,306,390)

10.  Redemption Fee
Effective January 1, 2007, the Fund charges a 1.00% redemption fee.  The redemption fee will only be charged on shares redeemed within sixty days after the date of purchase of such shares.  The redemption fee will not apply to shares that are acquired by reinvestment of dividends or other distributions of the Fund.  In addition, the Fund may waive such redemption fee where such shares are purchased through or held in a vehicle where the vehicle sponsor has demonstrated to the Fund that either (a) a similar type of fee is imposed or (b) as determined by the Fund, short-term trading is otherwise adequately prohibited, prevented or deterred.

11.  Beneficial Interest
At December 31, 2008, Capinco c/o U.S. Bank, P.O. Box 1787, Milwaukee, WI 53201, held 10.85% (28,703 shares) of the Fund’s outstanding shares.

12.  Contractual Obligations
The Fund enters into contracts that contain a variety of indemnifications.  The Fund’s maximum exposure under these agreements is unknown.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

W.P. Stewart & Co. Growth Fund, Inc.
Other Information (Unaudited)
December 31, 2008

Other Federal Tax Information
For corporate shareholders, 100% of the Fund’s dividend distributions paid during the fiscal year ended December 31, 2008, qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2008 certain dividends paid by the Fund may be designated as qualified dividend income and subject to maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

W.P. Stewart & Co. Growth Fund, Inc.
Board Consideration and Approval of the Investment Advisory Services Agreement (Unaudited)

At an in-person meeting of the Board of Directors held on September 25, 2008 the Board of the W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) approved the continuation of the Fund’s Investment Advisory Services Agreement (“Agreement”) through December 31, 2008 in lieu of a full year pending a further report on the Adviser’s corporate strategic plan and the effects thereof on the Fund.  At an in-person meeting of the Board of Directors held on December 2, 2008 the Board of the Fund extended its approval of the continuation of the Fund’s Agreement through December 31, 2009. In connection with its deliberations, the Board considered information furnished throughout the year at regular meetings, as well as information provided at the September and December meetings, derived from a number of sources and covering a range of issues.  The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive sessions separate from representatives of W.P. Stewart & Co., Inc. (the “Adviser”).

In considering whether to continue the Agreement, the Board considered various factors, among them:  (i) the nature, extent and quality of services provided to the Fund, including the personnel providing the services; (ii) investment performance; (iii) comparative expenses and Adviser profitability; (iv) economies of scale; and (v) the terms of the Agreement.  The Board’s analysis of these factors is set forth below.  Moreover, the Board reviewed materials provided by the Fund’s Adviser and Fund counsel which included, among other things, fee and expense information and performance comparisons of funds with investment objectives and policies similar to those of the Fund, prepared by Lipper Inc. (“Lipper”), a profitability report and expense information (including an update of such information for the December 2, 2008 Board meeting), prepared by the Adviser, information regarding the past performance of the Fund, prepared by Lipper, a report of fees paid by institutional and pooled clients, prepared by W.P. Stewart & Co. Ltd. (the “Firm”), a report of added expenses in connection with managing a registered investment company versus an institutional client, prepared by the Firm, and memoranda outlining the legal duties of the Board.  The Board regularly received information regarding (a) the Fund’s compliance with prospectus and regulatory requirements, (b) the allocation of the Fund’s brokerage and (c) the use of “soft” commission dollars to pay for research.  The Board also met with investment advisory personnel from the Adviser.  The Board considered factors relating to both the selection of the Adviser and the approval of the advisory fee when reviewing the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICE.  The Board considered the quality of the services provided by the Adviser, and in that regard, considered the competence, professional personnel, responsiveness, integrity and ethics, financial condition (including any effect on such condition by the recent sale of stock by the Adviser’s parent company1), legal representation (in-house and outside counsel), research capabilities, best execution, soft dollar arrangements, trading practices, compliance procedures and financial reporting controls, and the selection and use of Fund service providers by the Adviser.  The Board reviewed a summary of the functions the Adviser performs for the Fund (that the Adviser does not perform for its institutional advisory clients).  The Board determined that the quality of services received by the Fund was high.

INVESTMENT PERFORMANCE.  The Board reviewed detailed information about the Fund’s portfolio composition and investment strategies and overall performance of the Adviser, including an analysis relative to market indices and comparable funds.  More specifically, the Board considered the current investment

 1On August 1, 2008, funds managed by Arrow Capital Management LLC purchased common shares of W.P. Stewart & Co., Ltd., the Adviser’s parent, directly from the issuer and in a tender offer from shareholders resulting in an aggregate ownership of approximately 39%.  The aggregate voting power of the Arrow funds is limited by the Bye-laws of W.P. Stewart & Co., Ltd. to 24%.

W.P. Stewart & Co. Growth Fund, Inc.
Board Consideration and Approval of the Investment Advisory Services Agreement (Continued) (Unaudited)

performance of the Fund as well as the Fund’s performance (since inception) over the past 10 years (through July 31, 2008), as compared to the S&P 500 Index, a peer group (a Lipper selected performance group of fourteen other no-load large-cap growth funds (“Performance Group”)) and a group of all funds in the Lipper large- cap growth category (“Performance Universe”).  The Board noted that the Fund was in the third quintile of its Lipper Performance Group for 10 years, in the fourth quintile for 1, 4 and 5 years and in the fifth quintile for 2 and 3 years.  It also noted that the Fund was in the third quintile of its Lipper Performance Universe for 10 years, in the fourth quintile for 4 and 5 years and in the fifth quintile for 1, 2 and 3 years.

The Board also considered the economic, market and political considerations that can affect performance. The Board understood that market conditions and specific investment decisions could adversely affect the Fund’s investment performance in absolute and/or relative terms over short or long periods of time. In analyzing the Fund's performance, the Independent Directors concluded that the Adviser continued to adhere to the Fund's investment philosophy while noting the particularly difficult economic environment and its effects on the Fund's performance. The Board noted that it would continue to monitor the performance of the Fund, the Adviser portfolio selection process and portfolio composition against the Fund’s investment objective and the Fund’s risk profile, best execution and portfolio turnover.

ADVISORY FEE AND ADVISER PROFITABILITY.  The Board also took into consideration the financial condition and profitability of the Adviser and its affiliates as well as the direct and indirect benefits the Adviser and its affiliates received from the relationship with the Fund.  The Board also considered the possible benefit to the Adviser from the use of “soft dollars” obtained from broker-dealers through payment of commissions on Fund transactions and the Adviser’s belief that soft dollars should be used for the benefit of clients, including the Fund.  The Board compared the current advisory fee paid by the Fund to advisory fee data of a peer group (a Lipper selected expense group (“Expense Group”)) and its Lipper category universe of funds (“Expense Universe”).  The Board also used for comparison a second expense group selected by Lipper composed of large, multi and small-cap growth funds (each was a stand-alone fund and not part of a fund complex).  The comparison showed that the Fund’s management fee, which included some months prior to its January 2008 reduction, was in the highest quintile for all Lipper groups.  The Board also compared the Fund’s advisory fee to those paid by the Adviser’s institutional account clients and found it to be in line with those fees.  The Board reviewed general financial information about the Adviser and a profitability report documenting the Adviser’s profitability from services to the Fund and determined that the profits were not excessive.

ECONOMIES OF SCALE AND FEE WAIVER.  The Board considered the potential for economies of scale.  In connection therewith the current level of Fund assets was reviewed together with consideration of imposing Adviser fee breakpoint(s) and the extent to which economies of scale could be realized as the Fund grows.  In evaluating potential economies of scale, the Board considered information regarding fees charged by the Adviser to its institutional clients.  The Board considered the size of the Fund as well as the fact that the Adviser has voluntarily agreed to absorb expenses to the extent the total expense ratio exceeds certain specified limits. The Board also considered the Adviser’s agreement that effective January 1, 2009 the Adviser would mandatorily pay or reimburse the Fund for operating expenses to the extent such operating expenses would exceed 1.49% of the average net assets of the Fund.  The Board determined that no fee breakpoint was appropriate at this time in light of all of the circumstances considered.

CONCLUSION.  In considering the approval of the Agreement, the Board did not identify any single factor as controlling.  The Board reached the following conclusions regarding the Agreement and the services provided by the Adviser:  (i) the Fund’s performance and expenses should continue to be reviewed and a Fund budget should continue to be provided; (ii) the Adviser possesses the capability and resources to

W.P. Stewart & Co. Growth Fund, Inc.
Board Consideration and Approval of the Investment Advisory Services Agreement (Continued) (Unaudited)

perform the duties under the Agreement; (iii) the Adviser and the Fund’s service providers maintain appropriate compliance programs; (iv) the Fund’s advisory fee should continue to be 1.0%; and (v) the Fund would absorb certain of its own expenses previously paid or reimbursed by the Adviser subject to the Adviser’s agreement effective January 1, 2009, for a one year term, which may be extended, to reimburse expenses of the Fund so that total Fund operating expenses do not exceed 1.49% of the average net assets of the Fund.  Based on their conclusions, the continuance of the Agreement as amended effective September 25, 2008 and further amended effective January 1, 2009, between the Fund and the Adviser was approved through December 31, 2009 by the Board and separately by the Independent Directors.

W.P. Stewart & Co. Growth Fund, Inc.
Management of the Fund
December 31, 2008 (Unaudited)

Information pertaining to the Directors of the Fund is set forth below.  Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Directors”.  Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors”.

				No. of	Other
		Term of Office***		Portfolios	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen Within	Held by the
Name, Age and Address**	with Fund	Time Served	During Past 5 Years	the Fund	Director****

Independent Directors:

Norman H. Brown, Jr. (61)	Director	Director since February 2003	Senior Managing Director of Brock Capital Group LLC (advisory and investment firm) since December 2003; Managing Director/Senior Advisor of Credit Suisse First Boston (financial services company) from 2000 to 2002.	1	Macquarie Infrastructure Company

Craig M. Ferguson (71)	Director	Director since June 2006	Retired since 1998; Founded Craig M. Ferguson & Co. Inc. (insurance brokerage firm) in 1970.	1	None

Margaret T. Monaco (61)	Director	Director since June 2006	Principal of Probus Advisors (financial and management consultants) since October 2003; Chief Operating Officer of Merrill Lynch Ventures, LP / Kecalp Inc. (private equity employee investment funds) from April 1998 to October 2003.	1	Barnes & Noble, Inc.

Joseph M. Santarella (70)	Director	Director since July 2003	Retired since 1999; Managing Director and Chief Fiduciary Officer of Chase Manhattan Private Bank, N.A. from 1996 to March 1999.	1	None

W.P. Stewart & Co. Growth Fund, Inc.
Management of the Fund (Continued)
December 31, 2008 (Unaudited)

				No. of	Other
		Term of Office***		Portfolios	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen Within	Held by the
Name, Age and Address**	with Fund	Time Served	During Past 5 Years	the Fund	Director****

Interested Directors:

Susan G. Leber* (42) Trinity Hall 43 Cedar Avenue Hamilton HM 12 Bermuda	Director, Treasurer and Principal Financial Officer	Director since March 2006; Treasurer since June 1999; Principal Financial Officer since January 2002	Managing Director-Chief Financial Officer of W.P. Stewart & Co., Ltd., the Adviser’s parent, since March 2006; Deputy Managing Director-Chief Financial Officer of the Adviser’s parent, from May 2005 to March 2006; Deputy Managing Director - Financial Operations of the Adviser’s parent from March 2003 to May 2005; Director of Financial Operations of the Adviser’s parent from December 2001 to March 2003; Ms. Leber also serves as a Director of W.P. Stewart Investment Partnership, L.P. since December 2003.	1	None

Rocco Macri* (49) Trinity Hall 43 Cedar Avenue Hamilton HM 12 Bermuda	Director	Director since June 2006	Managing Director-Chief Operating Officer of W.P. Stewart & Co., Ltd., the Adviser’s parent, since May 2005; Deputy Managing Director-Chief Financial Officer of the Adviser’s parent from September 2001 to May 2005; various officerships and directorships with other affiliates of the Adviser since 1999.	1	None

Information pertaining to the officers of the Fund who are not also Directors is set forth below:

John C. Mahler, Jr. (51)	President	President since January 2006	President and Portfolio Manager of the Fund since January 2006; Portfolio Manager of the Adviser since December 2005; Head of Equities from January 2004 to November 2005 and Director of Research from October 2001 to December 2003 at Brown Brothers Harriman & Company (financial services firm).	1	None

W.P. Stewart & Co. Growth Fund, Inc.
Management of the Fund (Continued)
December 31, 2008 (Unaudited)

				No. of	Other
		Term of Office***		Portfolios	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen Within	Held by the
Name, Age and Address**	with Fund	Time Served	During Past 5 Years	the Fund	Director****

Seth L. Pearlstein (42)	Secretary and Chief Compliance Officer	Secretary since August 2007; Chief Compliance Officer since August 2007	General Counsel and Assistant Secretary of W.P. Stewart & Co., Ltd., the Adviser’s parent, and General Counsel and Secretary of the Adviser since July 2007; various officerships with other affiliates of the Adviser since July 2007; Associate General Counsel of Adviser’s parent and Adviser from December 2002 to July 2007.	1	None

Alison A. Proshan# (40)	Assistant Secretary	Assistant Secretary since June 1999	Associate General Counsel and Assistant Secretary of W.P. Stewart & Co., Ltd., the Adviser’s parent, and Associate General Counsel and Assistant Secretary of the Adviser since January 1999; various officerships with other affiliates of the Adviser since 1999.	1	None

*	“Interested person” of the Fund by reason of affiliation with the Adviser’s parent company.
**	Unless otherwise noted, the business address of the Directors and officers is 527 Madison Avenue, New York, NY 10022.
***	There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.
****
This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is “public companies”) or other investment companies registered under the 1940 Act.

#	Effective January 31, 2009, Alison A. Proshan resigned as Assistant Secretary.

Additional information about the Fund’s Directors and officers may be found in the Statement of Additional Information.  A copy of the current version of this document is available to you free upon request by contacting the Fund either by mail at 527 Madison Avenue, New York, NY 10022 or via our toll free number: (888) 695 4092.

Anchin, Block & Anchin LLP Accountants and Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
W.P. Stewart & Co. Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) as of December 31, 2008 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended December 31, 2004 were audited by other independent auditors whose report, dated February 17, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2009

W.P. Stewart & Co. Growth Fund, Inc.
527 Madison Avenue
New York, NY  10022

Directors and Officers
John C. Mahler, Jr.	President
Susan G. Leber	Director, Treasurer and Principal Financial Officer
Norman H. Brown, Jr.	Director
Craig M. Ferguson	Director
Rocco Macri	Director
Margaret T. Monaco	Director
Joseph M. Santarella	Director
Seth L. Pearlstein	Secretary and Chief Compliance Officer
Alison A. Proshan	Assistant Secretary

Investment Adviser	Distributor
W.P. Stewart & Co., Inc.	ALPS Distributors, Inc.
527 Madison Avenue	1290 Broadway, Suite 1100
New York, NY 10022	Denver, CO 80203
(212) 750-8585

Administrator, Custodian, Transfer Agent and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Independent Registered
Public Accounting Firm	Legal Counsel
Anchin, Block & Anchin LLP	Davis Polk & Wardwell
1375 Broadway	450 Lexington Avenue
New York, NY 10018	New York, NY 10017

Quarterly Portfolio Schedule
The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. The filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call (800) SEC 0330 for information on the operation of the Public Reference Room.)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.  Past performance results shown in this report should not be considered a representation of future performance.  Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

Item 2 –  CODE OF ETHICS

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer or other persons performing similar functions.  A copy is filed with this Form N-CSR as Exhibit 12(a)(1).  No substantive amendments were approved or waivers were granted to this Code of Ethics during the period covered by this report.

Item 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors had determined that each of Mr. Norman H. Brown and Ms. Margaret T. Monaco, each of whom is a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”).  Mr. Norman H. Brown and Ms. Margaret T. Monaco are each considered “independent” as defined by the SEC for purposes of this Item 3.

Item 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees –

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2007:	$53,250
FY 2008:	$58,750

(b) Audit-Related Fees –

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the Registrant:

FY 2007:	$0
FY 2008:	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant’s investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

FY 2007:	$0
FY 2008:	$0

(c) Tax Fees –

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the Registrant:

FY 2007:	$5,000
FY 2008:	$5,000

These services included review of federal and state income tax forms and federal excise tax forms.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant’s investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

FY 2007:	$0
FY 2008:	$0

(d) All Other Fees –

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the Registrant:

FY 2007:	$0
FY 2008:	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant’s investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

FY 2007:	$0
FY 2008:	$0

(e)(1) Audit Committee’s Pre-Approval Policies –

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the Registrant to render audit or non-audit services, the engagement is approved by the Registrant’s Audit Committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Registrant’s Audit Committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the Registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates to the operations and financial reporting of the Registrant.

(e)(2) Percentages of Services Approved by the Audit Committee –

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C).

(f) Work Performed by Non-Full-Time, Permanent Employees of Auditor –

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) Aggregate Non-Audit Fees –

The aggregate non-audit fees billed by Registrant’s accountant for professional services rendered to the Registrant, to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were as follows:

FY 2007:	$30,000
FY 2008:	$15,750

(h) Auditor’s Independence  –

The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered by accountant to the Registrant’s investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the Registrant, its investment adviser and the adviser’s affiliates.

Item 5 – AUDIT COMMITTEE OF LISTED COMPANIES

Not applicable.

Item 6 – INVESTMENTS

(a) The Registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR.

Item 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
   MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
   COMPANY AND AFFILIATED PURCHASERS

Not applicable.

Item 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the reporting period there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11 – CONTROLS AND PROCEDURES

(a)  The Registrant’s certifying officers have reasonably designed such disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared.  The Registrant’s certifying officers have determined that the Registrant’s disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - EXHIBITS

12(a)(1)	Code of Ethics for Financial Officers is attached hereto.

12(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99. CERT.

12(a)(3)	Not applicable.

12(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99. 906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By:	/s/ John C. Mahler, Jr.
John C. Mahler, Jr.,
President of W.P. Stewart & Co. Growth Fund, Inc.

Date:  March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John C. Mahler, Jr.
John C. Mahler, Jr.,
President of W.P. Stewart & Co. Growth Fund, Inc.

Date:  March 6, 2009

By:	/s/ Susan G. Leber
Susan G. Leber,
Director, Treasurer and Principal Financial Officer of W.P. Stewart & Co. Growth Fund, Inc.

Date:  March 6, 2009